PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  SEPTEMBER 30, 2015

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Quarterly Report • Q3 2015

November 2, 2015

Dear Shareholder:

As this report is being written, there has been a lot of volatility in the markets. One day, there will be bad economic news, so the market heads much lower. The next day, there will be good news, so the market will head much higher. I know this is confusing to a lot of investors, but at Parnassus, we try to take advantage of these sharp moves up and down to provide good returns for our shareholders. When the markets are down, we look at it as an opportunity to buy stocks at bargain prices. When the market is up, we will either sell or hold; usually we hold. We try to keep a long-term focus on our investments. To do this, you have to have the right temperament. You can’t feel too bad when the market is down, and you can’t get too excited when the market is up.

This has worked well for us over the years, so our funds have excellent long-term track records. For example, the Parnassus Mid Cap Fund-Investor Shares have earned 8.73% per year over the last ten years compared to 7.87% per year for the Russell MidCap Index and 6.50% per year for the Lipper Mid-Cap Core Average. This makes it #8 out of the 222 midcap core funds followed by Lipper for the ten years. (It placed #101 of 416 funds, #251 of 368 funds and #61 of 322 funds for the one-, three- and five-year periods, respectively.)

The Parnassus Fund-Investor Shares have earned 9.98% per year over the last ten years compared to 6.79% for the S&P 500 Index and 5.91% for the average multi-cap core fund followed by Lipper, making it #4 of 360 funds. (It placed #27 of 744 funds, #36 of 650 funds and #19 of 571 funds for the one-, three- and five-year periods, respectively.)

Both the Parnassus Core Equity Fund-Investor Shares and the Parnassus Endeavor Fund-Investor Shares finished #1 in their respective categories for the ten-year period. The Parnassus Core Equity Fund-Investor Shares returned an average of 9.55% per year over the ten-year period, compared to 6.79% for the S&P 500 Index and 5.81% for the average equity income fund followed by Lipper, making it the leading fund in its category. (It placed #28 of 502 funds, #2 of 385 funds and #5 of 299 funds for the one-, three- and five-year periods, respectively.)

Finally, the Parnassus Endeavor Fund-Investor Shares earned an average of 11.20% per year over the ten-year period, compared to 6.79% for the S&P 500 and 5.91% for the average multi-cap core fund followed by Lipper, which made it #1 in its category. (It placed #33 of 744 funds, #38 of 650 funds and #16 of 571 funds, for the one-, three- and five-year periods, respectively.)

We have been able to achieve this excellent performance by focusing on the long-term, and not being distracted by the day-to-day movements in the market.

New Staff Members

Angela Du joined Parnassus in August as a senior research analyst, after successfully completing the Parnassus intern program. Prior to Parnassus, Angela worked as an investment banking analyst at Goldman Sachs and as a private equity associate at TPG Capital. Angela graduated with distinction from Stanford University, where she studied management science and engineering, and was inducted into Phi Beta Kappa and Tau Beta Pi. She recently received her MBA from the Wharton School of Business at the University of Pennsylvania.

Quarterly Report • Q3 2015	PARNASSUS FUNDS

Turner Miller joined Parnassus in September as a Sales Associate. Turner comes to us from LPL Financial where he spent eight years in a variety of roles in their San Diego headquarters, including product management, client service and business management. Turner received his bachelor’s degree in Financial Services from San Diego State University.

Thank you for your investment in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of September 30, 2015, the net asset value per share (“NAV”) of the Parnassus Fund-Investor Shares was $46.52, resulting in a loss of 6.32% for the third quarter. This compares to a loss of 6.43% for the S&P 500 Index (“S&P 500”) and a loss of 8.03% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Fund is down 3.27%, compared to a loss of 5.27% for the S&P 500 and a loss of 6.34% for the Lipper average. While it’s never pleasant to lose money, we take some satisfaction that we lost less than both of our benchmarks.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2015

Parnassus Fund Investor Shares	4.44	15.61	14.76	9.98	0.84	0.84

Parnassus Fund Institutional Shares	4.51	15.63	14.77	9.99	0.77	0.77

S&P 500 Index	-0.61	12.39	13.32	6.79	NA	NA

Lipper Multi-Cap Core Average	-2.16	11.81	11.48	5.91	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was -5.85%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.77% of net assets for the Parnassus Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You will notice that the Fund is well ahead of both benchmarks for every time period. We’re especially proud of the ten-year period, where we’ve earned 9.98% per year compared to 6.79% for the S&P 500 and 5.91% for the Lipper average, making the Parnassus Fund the fourth best-performing fund of the 360 multi-cap core funds followed by Lipper for the ten-year period. (It placed #27 of 744 funds, #36 of 650 funds and #19 of 571 funds for the one-, three- and five-year periods, respectively.)

Company Analysis

The market moved sharply lower in the third quarter, and unfortunately, most of our stocks participated in that downward movement. Our four worst-performing companies this quarter each sliced 29¢ or more off the NAV. Thankfully, we had three companies that each contributed 40¢ or more to the NAV, which offset some of the losses.

Applied Materials, the largest maker of equipment used to produce semiconductors, sliced 42¢ off the NAV, as its stock sank 23.6% from $19.22 to $14.69. Intel, one of the company’s biggest customers, announced a delay in moving from 14 nanometer chips to 10 nanometer chips, and this meant that Intel would defer new orders for equipment. Adding to the Intel situation were concerns about a global economic slowdown – especially in China – that would mean a lot less business for Applied.

Whole Foods, the world’s largest retailer of natural foods, cut 40¢ off the value of each fund share, as its stock fell 19.8% from $39.44 to $31.65. The company’s growth has slowed, and there was also some bad publicity, when New York City officials found that Whole Foods had overstated the

Quarterly Report • Q3 2015	PARNASSUS FUNDS

weight of some freshly-packaged food, resulting in overcharges to customers. (The company immediately fixed the problem.) The stock is trading at its lowest valuation since 2009, so it’s on the bargain table. We expect it will move higher, as the company introduces initiatives to accelerate growth.

Shares of Trimble Navigation sank 30%, from $23.46 to $16.42, slicing 34¢ off the value of each Parnassus Fund share. Trimble makes GPS positioning and precision measurement products that increase the efficiency of construction workers, farmers and truck drivers. The stock dropped after the company reported disappointing sales, as farmers coping with low crop prices aren’t investing in new technology, while its construction segment is struggling with declining demand from oil and gas customers. A steep drop in new construction projects in China made things worse. The downturn has been deeper than we expected, but the cycle will eventually turn, and when it does, Trimble should benefit from increasing adoption of products that save customers time and money. Meanwhile, investors are overlooking an attractive recurring revenue stream from Trimble’s subscription-based engineering software, and strong growth from its trucking division. With the stock trading at bargain-basement prices, we added to our position during the quarter.

Potash Corporation saw its stock fall an astonishing 33.6% from $30.97 to $20.55, for a loss of 29¢ for each fund share. Low crop prices caused farmers to apply less potash, while international demand declined even more due to the falling value of many foreign currencies, which made potash more expensive. In addition, the uncertainty surrounding Potash Corporation’s $8.8 billion offer to acquire German potash producer K+S, which K+S rebuffed, hurt the stock. While we don’t know when farmers will buy more potash, we know they eventually will, because the world needs to feed more people each day, and fertilizer is the best way to improve crop yields. We believe the stock is too cheap, and we expect it to rise along with potash demand. Meanwhile, Potash’s dividend yield is now above 7%, so we’ll be paid handsomely while we wait.

Parnassus Fund as of September 30, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Now, onto happier subjects. EZchip Semiconductor, a leading designer of network-processors used in data-centers, enterprise-networks and telecommunications equipment, was our biggest winner as it soared an astonishing 57.6% from $15.96 to $25.16, adding 45¢ to each fund share. The stock rose sharply after EZchip announced several design wins for its long awaited, next generation NPS chips (an acronym for Network Processors for Smart networks). Then, on September 30, the stock jumped again as EZchip agreed to be acquired by Mellanox Technologies for $25.50 per share.

Google, the Internet services giant, gained 18.2% on the A Shares from $540 to $638 during the quarter, adding 43¢ to the Fund’s NAV. The stock rose sharply in July after management announced terrific financial results for the second quarter, and we sold half of our position at an average price of $680 to lock in some profits. Annual revenue growth, adjusted for exchange rate changes, accelerated to 18%, with strength especially evident in mobile search and YouTube. The company also demonstrated impressive expense control, which is a testament to new CFO Ruth Porat. Also during the quarter, the company announced a major restructuring, which will result in more autonomy for Google’s non-core business lines. As a result, Google’s corporate name is now Alphabet, but analysts still refer to the company by its old, familiar moniker.

Motorola Solutions, a provider of communications equipment for public safety workers, added 41¢ to the NAV, as its shares rose 19.3% from $57.34 to $68.38. In our last quarterly report, we described how the stock fell after a rumor surfaced that a sales process for Motorola had failed due to concerns that the company’s technology could become obsolete. We researched these concerns, and concluded that new technology was an incremental opportunity, not a threat, so we held our position. Investor sentiment can be fickle and can change quickly. Sure enough, the stock regained all of its lost ground, and more, as

PARNASSUS FUNDS	Quarterly Report • Q3 2015

investor sentiment improved after Motorola reported another quarter of earnings that exceeded expectations. In addition, Motorola took advantage of its depressed valuation by repurchasing $2 billion worth of its shares. We continue to believe the future is bright for the company, and we’re holding onto our position.

Outlook and Strategy

(Note: This section applies to both the Parnassus Fund and the Parnassus Endeavor Fund.)

The S&P 500’s impressive streak of ten consecutive quarters with positive returns has ended. It was a great run, but unfortunately stocks don’t go up in a straight line forever. The U.S. economy has been one of the world’s best performing this year, but investors have become concerned that other countries are not faring as well, and could drag the U.S. down.

In August, the People’s Bank of China devalued its currency, the yuan, by 2%. While 2% may not seem like much to get excited about, it marked a change in policy from the gradual appreciation in the yuan that China had allowed since 2004. China’s economy weakened during the quarter, and devaluing the yuan was likely an attempt to spur exports. As the world’s second largest economy, China’s deceleration has dragged other countries down with it, hurting export demand for American companies. Declining foreign currencies have made a bad situation worse, because foreign revenue is now worth less when converted into U.S. dollars.

For years, China’s strong growth created an insatiable appetite for all types of commodities. Energy companies drilled more wells, miners expanded their production and farmers invested in new equipment to meet the burgeoning demand from China. Now that demand has slowed, the excess supply has caused commodity prices to drop sharply.

In mid-September, the Federal Reserve decided not to raise its benchmark federal funds rate, because it was concerned that recent global economic and financial developments could restrain the U.S. economy. Shortly after the quarter ended, its fears were confirmed, as the economy created 142,000 jobs in September, well below expectations of 201,000.

While the U.S. economy is dealing with stiff international headwinds, it’s still growing. In fact, the strong U.S. dollar and low commodity prices are actually tailwinds for the U.S. consumer, as their hard-earned dollars will go further because gas and imported goods have become less expensive. Since consumer spending represents 70% of the economy, this should have a positive impact.

We aren’t market-timers, and we don’t know if the next move for the market will be up or down, so we can’t pick the bottom. However, we’ve been successful at taking advantage of sell-offs and investing in great businesses trading at bargain prices. As the saying goes, our goal is to buy low and sell high. It sounds easy, but many investors are emotionally affected by a sell-off, which leads to panic-selling, pushing stock prices down further. We hope to profit by buying and holding when prices are low.

We didn’t sell any of our losers this quarter. Instead, in some situations, we invested more. We’re proud to note that two of the Parnassus Fund’s biggest winners this quarter, EZchip Semiconductor and Motorola Solutions, are both examples of stocks that declined earlier this year as investors overreacted to bad news or rumors, then bounced back to regain all of their lost ground, and more. Our patience paid off in both cases, and we believe will pay off again with this quarter’s losers as well.

Yours truly,

Jerome L. Dodson	Ian Sexsmith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2015	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2015, the NAV of the Parnassus Core Equity Fund-Investor Shares was $38.32. After taking dividends into account, the total return for the third quarter was a loss of 3.96%. This compares to losses of 6.43% for the S&P 500 Index (“S&P 500”) and 7.42% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the first nine months of 2015, the Fund posted a loss of 5.10%, which is better than losses of 5.27% and 7.90% for the S&P 500 and the Lipper average, respectively.

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2015. For the ten-year period, the Parnassus Core Equity Fund-Investor Shares has out-performed all the other 187 equity income funds followed by Lipper. (It placed #28 of 502 funds, #2 of 385 funds and #5 of 299 funds for the one-, three- and five-year periods, respectively.)

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2015

Parnassus Core Equity Fund Investor Shares	0.88	13.79	13.36	9.55	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	1.09	13.99	13.57	9.76	0.67	0.67

S&P 500 Index	-0.61	12.39	13.32	6.79	NA	NA

Lipper Equity Income Fund Average	-4.64	8.88	10.08	5.81	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 9.42%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Fund acted as we expected during the quarter, as its 3.96% loss was considerably less severe than the S&P 500’s 6.43% drop. By capturing only 61% of the index’s loss, the Fund beat its benchmark by 247 basis points (a basis point is 1/100th of 1%). For more than a decade, this type of downside protection has been a hallmark of the Parnassus Core Equity Fund, and we’re hopeful that it will continue to perform like this in future stock market corrections.

The Fund’s sector allocations had a positive impact on performance, relative to the index. The largest positive came from having minimal exposure to the worst-performing sector in the benchmark: energy. Our significant overweight in consumer staples stocks was our second best allocation decision, as that group held up well during the market’s recent swoon. The only allocation decision that had a meaningfully negative impact was our underweight position in consumer discretionary stocks, which performed well during the quarter.

While stock selection was a source of strength for us during the quarter, we still had three positions that reduced the NAV by 23¢ or more. Our biggest loser was Pentair, a diversified industrial company with leading positions in pumps, filters, valves and thermal solutions. The stock subtracted 38¢ from each Fund share, as it dropped 25.8% from $68.75 to $51.04. The stock fell after the company’s management reduced its 2015 earnings outlook for the third time this year, with earnings now expected to decline 9% on an annual basis. The company cited notable weakness in commodity-driven markets and a slowdown in

PARNASSUS FUNDS	Quarterly Report • Q3 2015

China. Despite this dour near-term outlook, we’re holding onto the shares. We think that the company is taking prudent cost-reduction measures to weather the current downturn. Furthermore, when demand for Pentair’s products eventually rebounds, we expect the company’s earnings and stock price to increase substantially.

National Oilwell Varco (NOV), which sells equipment and technology to help companies drill wells safely in complex geological formations, trimmed 26¢ off the Fund’s NAV, as its stock dropped 22.0% from $48.28 to $37.65. The company’s oil and gas customers continue to cancel drilling programs due to depressed energy prices, which means lower revenue and earnings for NOV. We don’t know when oil and gas prices will rebound, but we are certain that NOV has one of the best competitive positions, strongest balance sheets and experienced management teams in the entire energy sector. We expect the company to navigate successfully the current downturn, and to emerge a stronger and more profitable business over the long-term.

Applied Materials, the semiconductor-manufacturing equipment maker, fell 23.6% from $19.22 to $14.69, trimming the NAV by 23¢. The stock dropped due to fears that customers may spend less money than expected on chip-manufacturing equipment in 2015. Intel, one of Applied Materials’ largest customers, announced in July that it would delay its transition from 14 nanometer (NM) to 10 NM chips. This decision will mean less near-term demand for Applied Materials’ tools. Later in the quarter, fears about a global economic slowdown, especially in China, raised concerns that several of the company’s other customers also may trim orders. While we acknowledge that Applied Materials’ earnings could be disappointing for a few more quarters, the company’s longer-term prospects are still bright. Because we think the stock is trading at bargain levels, we added to the position during the quarter.

Our three biggest winners added at least 13¢ to the NAV. Motorola Solutions, a provider of communications equipment for public safety workers, added 35¢ to the NAV as its shares rose 19.3%, from $57.34 to $68.38. In our most recent quarterly report, we described how Motorola fell in the first half of the year due to concerns that the company’s technology could become obsolete. We researched this issue extensively, and concluded that technological change is an opportunity for Motorola, not a threat. Based on this research, we increased our position in the stock. Shortly thereafter, Motorola regained all of its lost ground and more, as investors cheered a stellar earnings report.

Parnassus Core Equity Fund as of September 30, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

The shares of Google, the Internet services giant, gained 16.9% on the C Shares from $520 to $608 during the quarter, adding 22¢ to the Fund’s NAV. The stock rose sharply in July, after management announced terrific financial results for the second quarter. Annual revenue growth, adjusted for exchange rate changes, accelerated to 18%, with strength especially evident in mobile search and YouTube. The company also demonstrated impressive expense control, a testament to new CFO Ruth Porat. Also during the quarter, the company announced a major restructuring, which will result in more autonomy for Google’s non-core business lines. As a result of this change, Google’s corporate name is now Alphabet.

AGL Resources, a fund holding dating back to the 1990’s, soared 31.1% during the quarter from $46.56 to $61.04, boosting the NAV by 13¢. In late August, utility giant Southern Co. agreed to buy AGL Resources for $8 billion in cash or $66 per share. The acquirer, a utility with significant coal assets, paid a huge premium for AGL Resources’ more environmentally-friendly natural gas assets. While we’ll miss AGL Resources, the purchase price reflects full value for the stock, so we’re happy with the deal.

Quarterly Report • Q3 2015	PARNASSUS FUNDS

Outlook and Strategy

This past quarter witnessed the worst stock market performance since the summer of 2011. The two main culprits seem to have been evidence of a slowdown in China and the Federal Reserve’s decision to forgo an increase in interest rates. Low rates are normally good for stocks, but in this case the Fed’s inaction was a bearish signal to the market, since it supported the idea that the global economy is slowing.

September saw marked weakness in biotechnology and pharmaceutical stocks, as politicians and journalists expressed concerns about egregious price hikes for certain therapies. Thankfully, we reduced our exposure to drug-related stocks during the second quarter as part of a risk management exercise. This move proved timely, and helped the Fund avoid a more severe loss.

While the overall portfolio composition didn’t change much during the quarter, we do have two new holdings. The first is PayPal, which the Fund received as the result of a spin-out from its former parent company, eBay. We think the newly independent PayPal has terrific growth prospects, as the company works hard to become more relevant to merchants and consumers. We also think that eBay will benefit from the spin-out, since management now can focus all of its attention on improving its online marketplace, and not be distracted by the payments business.

The second new addition to the Fund is Intel, the well-known maker of semiconductors. We bought Intel in July after it had dropped 20% on a year-to-date basis. This weakness resulted in an attractive price-to-earnings (PE) multiple of 13x and a generous 3.3% dividend yield. While Intel is best known for chips designed for personal computers, we’re more interested in its data center group (DCG) business, which now represents over 50% of earnings. The proliferation of data-hungry applications offered by Google, Facebook, Uber, Alibaba and others has placed unprecedented demands on data centers. Intel’s DCG chips enable data centers to satisfy these demands in a fast and energy-efficient manner. Over the long-term, we expect Intel’s DCG earnings growth to more than offset any softness related to its mature PC business.

While we were buying Intel, we were selling one of its competitors, Qualcomm. This latter stock was a long-term investment that didn’t live up to our expectations, despite the company’s enviable competitive position and strong secular tailwinds. We sold Qualcomm because we think the company’s best days are probably behind them. So far, the Intel-for-Qualcomm swap has been a good move, as Intel is up modestly from our average cost, and Qualcomm has gone down since we sold it.

At quarter-end, the Fund had very little exposure compared to the S&P 500 to three highly cyclical sectors: financials, consumer discretionary and energy. On a combined basis, the portfolio had less than 15% invested in these sectors, compared to 37% for the benchmark. Since these sectors tend to perform poorly in bear markets, these underweights contribute to an overall defensive posture for the Fund. Somewhat mitigating this defensiveness is the portfolio’s 19% exposure to the cyclical industrials sector, which only represents 10% of the index. Overall, we would expect the Fund to hold up relatively well, if the weakness in the third quarter continues for the rest of 2015. And because our companies have great business prospects and reasonable valuations, we believe the fund is positioned to outperform its index if the market takes off again.

Thank you for your confidence in us and your investment in the Parnassus Core Equity Fund.

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of September 30, 2015, the NAV of the Parnassus Endeavor Fund-Investor Shares was $29.05, so the total return for the quarter was a loss of 7.28%. This compares to a loss of 6.43% for the S&P 500 Index (“S&P 500”) and a loss of 8.03% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, then, we underperformed the S&P 500, but we beat the Lipper average. It was a very difficult quarter for the Fund, and for the stock market as a whole.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2015

Parnassus Endeavor Fund Investor Shares	4.14	15.43	14.85	11.20	1.02	0.95

Parnassus Endeavor Fund Institutional Shares	4.25	15.47	14.87	11.21	0.87	0.83

S&P 500 Index	-0.61	12.39	13.32	6.79	NA	NA

Lipper Multi-Cap Core Average	-2.16	11.81	11.48	5.91	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was -6.28%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

The big loss for the quarter pulled the Fund into negative territory for the year, so we’re down 3.01% for the year-to-date. Although it may be small comfort, we are down less than the S&P 500 (down 5.27%) and the Lipper average (down 6.34%).

However, if we look beyond the current quarter, things look great. To the left you will find a table that compares the Fund with the S&P 500 and the Lipper average for the past one-, three-, five- and ten-year periods. You will see that the Fund has beaten both benchmarks for all time periods. Most remarkable is the fact that for the ten-year period, the Fund has far outperformed both indices gaining an average of 11.20% per year, compared to 6.79% for the S&P 500 and 5.91% for the Lipper average. The Fund has beaten the S&P 500 by over four percentage points per year, and this performance has made the Parnassus Endeavor Fund the best-performing of the 360 multi-cap core funds followed by Lipper for the past ten years. (It placed #33 of 744 funds, #38 of 650 funds and #16 of 571 funds for the one-, three- and five-year periods, respectively.)

Company Analysis

Most of the companies in the portfolio had a bad quarter, but there were four that hurt us the most, with each accounting for losses of 20¢ or more on the NAV. Applied Materials, the largest maker of equipment used to produce semiconductors, sliced 35¢ off the NAV, as its stock sank 23.6% from $19.22 to $14.69. Intel, one of the company’s biggest customers, announced a delay in moving from 14 nanometer chips to 10 nanometer chips, and this meant that Intel would defer new orders for equipment. Adding to the Intel situation were concerns about a global economic slowdown – especially in China – that would mean a lot less business for Applied Materials.

Whole Foods, the world’s largest retailer of natural foods, cut 28¢ off the value of each fund share, as

Quarterly Report • Q3 2015	PARNASSUS FUNDS

its stock fell 19.8% from $39.44 to $31.65. The company’s growth has slowed, and there was also some bad publicity, when New York City officials found that Whole Foods had overstated the weight of some freshly-packaged food, resulting in an overcharge to customers. (The company immediately fixed the problem.) The stock is trading at its lowest valuation since 2009, so it’s on the bargain table. We expect the stock will move higher, as the company continues to open new stores.

Tractor-maker Deere & Co. sliced 24¢ off the NAV, as its stock declined 23.8% from $97.05 to $74. The stock dropped after management announced weaker than expected full-year guidance in late August, citing weak farm-equipment demand and excess inventory. Despite the recent weakness, we continue to believe that Deere is a resilient, high-quality business, and the stock will recover in the longer term.

Qualcomm, a major designer and producer of smartphone chips, knocked 20¢ off the value of each fund share, as its stock dropped 14.2% from $62.63 to $53.73. The stock dropped after investors became pessimistic about the company’s position compared to lower-priced Chinese competitors. There was also concern about the percentage of the business concentrated in Apple and Samsung. Historically, Qualcomm has been able to recover from competitive pressures by innovating and introducing better chipsets. We think the company should be able to do this again. The early feedback on its latest product, the Snapdragon 820, has been positive, and Samsung has recently improved its outlook for September production based on that product. Qualcomm has also announced a major restructuring and is evaluating splitting its chip business from its licensing unit.

There was only one stock that contributed more than 20¢ to the NAV during the quarter. Google, the Internet services giant, added 22¢ to each fund share, as its stock rose 18.2% on the A Shares from $540 to $638. The stock took off in July, after management announced terrific financial results for the second quarter, with annual revenue growth accelerating to 18% fueled by strength in mobile search and YouTube. The company also demonstrated impressive expense control under Ruth Porat, the new chief financial officer. The company also announced a major restructuring, resulting in more autonomy for the non-core business lines. As a result of this change, Google’s corporate name is now “Alphabet,” but most people still call the company “Google.”

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Endeavor Fund as of September 30, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of September 30, 2015, the NAV of the Parnassus Mid Cap Fund-Investor Shares was $25.86, so the total return for the quarter was a loss of 5.07%. This compares to a loss of 8.01% for the Russell Midcap Index (“Russell”) and a loss of 9.26% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core fund followed by Lipper (“Lipper average”). For the year-to-date, we are ahead of both the Russell and the Lipper average, as we have posted a loss of 5.62%, compared to a loss of 5.84% for the Russell and a loss of 6.56% for the Lipper average.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2015

Parnassus Mid Cap Fund Investor Shares	0.89	11.35	12.85	8.73	1.09	0.99

Parnassus Mid Cap Fund Institutional Shares	1.08	11.42	12.90	8.75	0.94	0.85

Russell Midcap Index	-0.25	13.91	13.40	7.87	NA	NA

Lipper Mid-Cap Core Average	-1.68	12.00	11.31	6.50	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was -6.06%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Third Quarter Review

The Fund performed relatively well this quarter, as its 5.07% loss was far less than the Russell’s 8.01% fall and the Lipper’s 9.26% drop. It’s never fun to lose money, but we’re pleased that our strategy went down 40% less than the Russell during this correction.

As usual, our stock selection was the main driver of the Fund’s performance relative to the index. That said, the Fund also benefitted from having minimal exposure to the worst-performing sector in the benchmark, energy. Our underweight position in the financial sector hurt performance, because this sector went down only half as much as the Russell during the quarter.

The Fund’s worst stock performer was Pentair, a diversified industrial company with a leading position in pumps, filters, valves and thermal solutions. The stock dropped 25.8% from $68.75 to $51.04, subtracting 25¢ from each fund share. The stock fell after management reduced earnings expectations for the third time this year. Earnings are now expected to fall by about 10% on an annual basis, because of the soft oil and gas market and slowing global industrial growth. The near-term outlook is murky, but we are holding onto our shares, because the stock is attractively valued. Management is cutting costs, and earnings should snap back quickly, once the industrial and energy end-markets rebound.

Applied Materials (AMAT), the semiconductor-manufacturing equipment giant, fell 23.6% from $19.22 to $14.69 and trimmed the NAV by 19¢. In July, Intel announced that it will be moving more slowly than expected in utilizing next-generation 10 nanometer chips. Since Intel is a major AMAT client and industry leader, this

Quarterly Report • Q3 2015	PARNASSUS FUNDS

means that there will be lower-than-expected near-term demand for AMAT’s tools. As the quarter progressed, fears about an economic slowdown, especially in China, raised concerns that several of AMAT’s other customers would trim orders. While we acknowledge that AMAT’s earnings may disappoint in the near-term, the company’s longer-term prospects are bright, given evolving semi-conductor manufacturing needs, the company’s leading market position and the stock’s attractive valuation.

Sotheby’s, the leading international auctioneer of fine art, decorative art and jewelry, fell 29.3% from $45.24 to $31.98 for a loss of 15¢ per fund share. The stock dropped after the company reported disappointing earnings in early August, as a large contemporary art collection offering was delayed and internal expenses came in higher than expected. The stock slid further, as investors worried that the slowdown in the Chinese economy would hurt demand for fine art. Although we admire the company’s global brand, we reduced our exposure due to concerns over the company’s growing debt burden and shrinking profits.

The Fund’s biggest winner was Motorola Solutions, a provider of communications equipment for public safety workers and enterprises. The stock added 19¢ to the NAV, as its shares rose 19.3%, from $57.34 to $68.38. In our last quarterly report, we described how the stock fell after a rumor surfaced that a sales process for Motorola had failed, due to concerns that the company’s technology could become obsolete. We researched these concerns, and concluded that new technology was an incremental opportunity, not a threat, so we held our position. Sure enough, the stock rebounded sharply during the quarter, as management reported good quarterly earnings, and private equity firm Silver Lake Partners invested $1 billion in the company. In addition, management took advantage of the stock’s depressed valuation by repurchasing $2 billion of the company’s shares. We continue to believe the future is bright for Motorola, and we’re holding onto our position.

Parnassus Mid Cap Fund as of September 30, 2015 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

AGL Resources (AGL), a natural gas utility with operations across seven states, soared 31.1% during the quarter from $46.56 to $61.04, adding 18¢ to NAV. In late August, utility giant Southern Co. agreed to buy AGL for $8 billion in cash, or $66 per share. Southern Co., a utility with significant coal assets, paid a huge premium for AGL’s cleaner-energy natural gas assets. While we will miss AGL Resources, the deal reflects full value for the stock, so we’re happy about this transaction.

Cameron International, an industry leader of drilling and safety equipment used by energy operators, surged 17.1% from $52.37 to $61.32 for a gain of 11¢ per fund share. The company agreed to a cash and stock offer valued at more than $66 per share from Schlumberger, the world’s largest oil services firm. We believe that the deal makes sense, as it extends Cameron’s global reach and creates a more integrated technology platform to drive growth. We reduced our position after the deal was announced, because the stock was fully-valued and we didn’t expect a higher bid to emerge.

Outlook and Strategy

This quarter’s drop was the Russell’s largest since 2011. Investors were scared by China’s economic slowdown, because it’s the world’s biggest importer of many raw materials and an important growth market for many American companies. To make matters worse, when the Federal Reserve chose not to raise its target interest rate in mid-September, investors speculated that the economy was in worse shape than expected.

Despite the quarter’s correction, the Russell is still up 214% since the trough of March 2009, which is an annualized return of over 20%. Mid-cap stocks aren’t particularly cheap either, with the index trading at almost 19 times forward earnings estimates. Since stock valuations remain high relative to historical standards, we’re keeping a close eye on our portfolio companies’ downside risk.

PARNASSUS FUNDS	Quarterly Report • Q3 2015

During the market turmoil, we added capital to a few existing portfolio companies and bought a new stock, Axalta Coatings Systems. The company is one of the world’s leading manufacturers of industrial coatings used in automobiles, trucks and industrial applications. The stock recently fell to an attractive price, because investors were concerned about currency headwinds and a potential slowdown in global auto production. They might be right in the near-term, but the longer-term earnings trajectory is intact, driven by global growth, share gains and cost cutting. Downside risk is also limited, because Axalta has a sturdy competitive moat, which comes from customers’ high switching costs, strong buying power for raw materials and a premium brand. We also like the company’s light capital requirements and robust free cash flow generation.

We’re limiting the Fund’s exposure in sectors that would be most negatively impacted if the economy slows. Relative to the index, we have fewer consumer and financial stocks. Our largest concentration of stocks, as of the quarter-end, was in the industrial sector. As we’ve highlighted in some of our previous reports, a number of our holdings in this sector are less cyclical business service companies with significant recurring revenues and cash flows, which will enable them to weather weak economic periods.

We continue to own a collection of businesses that we expect to outperform the market over the long-run by participating strongly in bull markets, providing excellent protection in bear markets and avoiding permanent capital losses in all market conditions.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2015	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of September 30, 2015, the NAV of the Parnassus Asia Fund-Investor Shares was $13.77, so the total return for the quarter was a loss of 18.08%. This compares to a loss of 14.55% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a loss of 13.49% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). The primary reason for our underperformance was our China-related investments, which we will discuss below.

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2015

Parnassus Asia Fund Investor Shares	-16.92	-3.06	3.53	1.25

Parnassus Asia Fund Institutional Shares	-16.80	-2.98	3.48	1.22

MSCI AC Asia Pacific Index	-9.36	-2.78	NA	NA

Lipper Asia Pacific Region Average	-9.91	-3.61	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was -23.00%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to year basis.

The third quarter of 2015 was a terrible quarter for the Parnassus Asia Fund. We lagged behind both of our benchmarks by a wide margin, trailing the MSCI Index by almost four percentage points and the Lipper average by a little over four-and-a-half percentage points. Regrettably, losses this quarter also offset the Fund’s strong early record. We are now behind the MSCI Index for the period since inception, although we remain slightly ahead of the Lipper average since the Fund’s launch on April 30, 2013.

Company Analysis

Unfortunately, five companies each knocked 14¢ or more from the NAV, while no company gained as much as 14¢.

The Fund’s worst performer during the quarter was Hermes Microvision, a Taiwan-based maker of semiconductor-manufacturing equipment. Hermes reduced the value of each fund share by 31¢, as its stock price dropped 41.2% from $64.77 to $38.05. The company develops and markets electron beam (E-beam) inspection tools for semiconductor-manufacturers for use in testing for defects in silicon wafers. Although Hermes again posted strong growth in revenue and profits during the quarter, its stock price crashed, when management sharply lowered its sales guidance for the rest of the year. The company saw its customers delay orders for equipment due to weak demand for personal computers and Android smartphones – and the chips used to build them. Hermes’s E-beam technology remains the best in the industry and continues to gain market share from older optical inspection methods. We previously trimmed our position, but reversed course and added to our stake following the share price correction, which we believe was overdone.

Lenovo decreased the Fund’s NAV by 19¢, as its stock price plummeted 38.9% from $1.38 to $0.85. Lenovo makes personal computers (PCs) and other technology products and is the number one

PARNASSUS FUNDS	Quarterly Report • Q3 2015

brand in China and the largest PC manufacturer in the world. Global PC shipments declined 11% as resellers destocked, and end customers postponed purchases before the launch of Microsoft Windows 10. The company also incurred losses in its smartphone division due to intensified competition in China and macroeconomic weakness in Latin America. To address the company’s sagging profitability, management announced a restructuring program that would streamline its mobile phone portfolio and make the company more cost-competitive. Lenovo makes excellent products and continues to gain market share, so we held on to our stock, which appears attractive at current prices.

The stock of Television Broadcast fell 43.8% from $5.94 to $3.34 for a loss of 19¢ for each fund share. The Hong Kong-based company is one of the largest producers and distributors of Chinese-language programming content in the world. Advertisers spent less money buying airtime on the company’s networks, especially compared to 2014, when the company benefitted from broadcasting the World Cup soccer tournament. Businesses also cut back on advertising expenditures since fewer overnight visitors from China’s mainland meant fewer potential customers to sell to. Television Broadcast’s dominant market position was also threatened, when video-streaming provider Netflix announced it would enter Hong Kong and other Asian markets in 2016. The business is highly profitable, however, and management remains committed to returning cash to shareholders. The stock generates a current dividend yield of over 10%, highlighting the company’s undervaluation.

Alibaba Group sliced 15¢ off the NAV, as its stock price tanked 28.3% from $82.27 to $58.97. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume. Its major marketplaces – Taobao, Tmall, and Juhuasuan – together generated gross merchandise volume of $361 billion last year, more than Amazon and eBay combined. The company’s stock price fell, as macroeconomic turmoil dampened the pace of consumer spending in China. Moreover, an influential investment newspaper came out with a negative cover story on the company, which hurt investor sentiment. Despite short-term pressures, Alibaba is uniquely positioned for growth opportunities in e-commerce, cloud computing and mobile advertising, so we added to our position at cheaper valuations.

The stock of China Minsheng Bank fell 29.2% from $1.31 to $0.93, cutting 14¢ off the Fund’s NAV. The bank was founded in 1996 as one of China’s first privately controlled financial institutions and has thrived by lending to small entrepreneurs and businesses. Unlike its larger competitors, China Minsheng Bank is not owned by the Chinese government, so they can make lending decisions based on market principles rather than on policy guidance. Nevertheless, the bank was hit by an increase in bad debts and overdue loans, primarily from large companies in the energy and transportation sectors. Management pointed out that small and micro-loans appeared stable, but uncertainties in the macro economy and the volatile stock market caused a sell-off in the shares.

Parnassus Asia Fund as of September 30, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Parnassus Asia Fund Portfolio Composition by Country as of September 30, 2015 (percentage of net assets)

Fund

Australia	3.1%

China	19.9%

Hong Kong	19.4%

Indonesia	4.0%

Japan	18.3%

Philippines	3.1%

Singapore	3.8%

South Korea	4.4%

Taiwan	14.9%

Thailand	2.4%

93.3%

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Quarterly Report • Q3 2015	PARNASSUS FUNDS

Outlook and Strategy

The economic crisis in China was the main force driving the Fund’s underperformance this quarter. While China’s growth has been steadily declining for years, new data showing contraction in everything from factory production to consumer activity triggered fears that the economy was headed for a hard landing. The market’s reaction was swift and brutal. Mainland Chinese stock markets, which rose spectacularly through the first half of the year, collapsed over 40% from the peak on the Shanghai Stock Exchange Composite index, and sank 50% from the peak on the technology-heavy Shenzhen index.

China’s central government tried to rescue the markets from meltdown but bungled the response. It barred major investors from selling shares, and suspended trading in hundreds of companies representing nearly half of the listed stocks on both exchanges. In August, the People’s Bank of China devalued the nation’s currency without explanation, and then was forced to spend a record $100 billion in foreign reserves in a single month to halt further yuan depreciation. The intervention backfired, since they fueled suspicions that China’s underlying economy was faring worse than originally believed.

Ultimately, China’s woes pushed the markets and currencies of many other Asian countries long reliant on Chinese demand into a tailspin. Of the 13 Asian markets we track, every single one ended the quarter in negative territory, with 11 recording losses in the double-digits.

In our previous shareholder letter, we flagged the risk associated with China’s stock market bubble, but the precautions we took didn’t go far enough. We had no investments in Chinese stocks listed on the local Shanghai and Shenzhen exchanges, the stock markets that were bid up to unsustainable levels. Instead, we participated in China’s growth through companies listed in Hong Kong or the U.S., which have higher standards of transparency and corporate governance. We also targeted companies that operated in China’s service economy rather than the manufacturing one, since spending by the Chinese consumer is at a low level and should expand over the decades ahead. Unfortunately, investors dump stocks indiscriminately in times of panic, and our China-related investments were hard hit in the downward spiral.

The market’s volatility this quarter has prompted a lot of soul-searching in terms of how we invest abroad. We know that emerging markets can offer superior returns for the patient investor, but the path to get there is often very bumpy. We remain committed to investing in high-quality companies that are temporarily undervalued, but we need to be even more disciplined in terms of the price at which we buy or sell our stocks, to reflect the risks inherent in international investing.

We are sorely disappointed in the performance of the Fund this quarter and will work hard to do better going forward. One silver lining, however, is that there are more bargains in the portfolio and more in the marketplace today. Many stocks across the region are trading at levels not seen since the depths of the 2008 global financial crisis. While no one can predict whether the market has truly bottomed, for long-term shareholders, it could be an exciting time to invest.

Yours truly,

Jerome L. Dodson	Billy J. Hwan
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of September 30, 2015, the NAV of the Parnassus Fixed Income Fund-Investor Shares was $16.57, producing a gain for the quarter of 1.01% (including dividends). This compares to a gain of 1.23% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 0.68% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”). Through the first three quarters of 2015, the Fund posted a gain of 1.10%, as compared to a gain of 1.13% for the Barclays Aggregate Index and a loss of 0.27% for the Lipper average.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2015

Parnassus Fixed Income Fund Investor Shares	2.25	0.83	1.96	4.17	0.78	0.68

Parnassus Fixed Income Fund Institutional Shares	2.27	0.84	1.96	4.17	0.65	0.58

Barclays U.S. Aggregate Bond Index	2.94	1.71	3.09	4.63	NA	NA

Lipper A-Rated Bond Fund Average	1.61	1.75	3.70	4.52	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was -0.06%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 1.94%, and the unsubsidized SEC yield was 1.84%.

Second Quarter Review

After a move higher earlier this year, interest rates declined in the third quarter on concerns about the pace of global growth. Because the Parnassus Fixed Income Fund was positioned for higher rates, it only gained 1.01% versus a gain of 1.23% for the Barclays Aggregate Index. The portfolio’s short duration relative to the index, at 4.34 years versus 5.60 years, was the main cause of its underperformance. As a reminder, duration is a measure of interest rate sensitivity and indicates how much a bond price will move for a 1% change in interest rates.

Performance on a year-to-date basis looks considerably better. I’m pleased to report that the Fund substantially outperformed its Lipper average over this time period, with a gain of 1.10% versus a loss of 0.27%. Good corporate bond selection and diversification across other asset classes drove the outperformance. Also on a year-to-date basis, the Fund’s performance is trailing the Barclays Aggregate Index by only three-hundredths of one percent.

The Fund’s biggest source of outperformance so far in 2015 is its corporate bond portfolio, which gained 0.58% versus a decline of 0.10% for the index. Bonds issued by Agilent were the top performer both in the quarter and thus far in 2015, adding over 1¢ to the NAV. The company changed into a life sciences diagnostics company at the end of 2014 through the spin-off of its more cyclical electronic measurement business. The bonds were trading at a big discount after the

Quarterly Report • Q3 2015	PARNASSUS FUNDS

spin-off, but Agilent has a leading position in a growing industry, so the bonds recovered as management executed well. Bonds issued by Costco Wholesale also added 1¢ in the quarter. I added the company’s bonds earlier in the year, when investors were skeptical of the company’s growth potential and relevancy to younger consumers.

Only a handful of the Fund’s corporate bonds are down either for the year or the quarter, which is especially positive in a down market. Of those, the biggest drag on performance were bonds issued by Motorola Solutions, a company specializing in public safety communications. Investors were concerned about its increasing leverage, and so the bonds ultimately shaved 1¢ from the NAV.

Finally, the Fund’s convertible bond investment in Exelixis, a biotechnology company, continued to be the top performer, adding almost 2¢ to NAV in the quarter and 3¢ for the year. The company made progress in the quarter towards commercializing its melanoma drug, Cobimetinib, and received positive phase III trial results for the use of its second drug, Cabozantinib, in renal cancer.

Outlook and Strategy

Corporate bonds performed poorly relative to other asset classes over the last year because credit spreads, or the difference between the yield on corporate bonds and Treasuries, increased dramatically. Normally, when credit spreads increase, it means that an industry or a company has become riskier, and investors want more compensation for their investment. That’s certainly true today of energy companies and other commodity companies, but I do not believe it’s true across the board. For companies that have been unfairly punished, their bonds have become a bargain. In the quarter, I found several such bonds, and so added positions in Apple, CVS Health and BNSF Railway. These companies have fantastic management teams and competitive advantages, so I expect the bonds to perform well.

Last quarter, I incorrectly predicted that the Federal Reserve would raise its benchmark rate in September. Despite a resilient domestic economy, the committee left rates unchanged due to concerns about the pace of global growth. The U.S. grew at a 3.9% annualized rate in the second quarter, and with unemployment around 5%, I still believe there’s an argument for higher interest rates. On average, the Federal Reserve seems to agree, as most committee members expect a higher Federal Funds Rate by the end of the year.

Despite this, long-term yields remain near record lows. Low yields translate to high bond prices and so I continue to be concerned that even a small change in sentiment would quickly push interest rates higher, and prices lower. For that reason, the Fund continues to have a relatively short duration that protects principal in a rising rate environment.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Parnassus Fixed Income Fund as of September 30, 2015 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2015

Responsible Investing Notes

By: Milton Moskowitz

Netflix, which streams movies, videos and TV programs to 65 million subscribers and now has a market cap of more than $50 billion, stunned the business world when it announced that it was granting new mothers paid leave of up to one year. While there was some question of whether all its hourly employees would be eligible for this benefit, it was spectacular enough to stimulate a flurry of activity on this front. Among the companies cited for their recent initiative in this area were Goldman Sachs, Hilton Worldwide, Yahoo, Apple, Microsoft and Facebook. At Microsoft, new parents now enjoy 20 weeks of paid leave. New mothers at Facebook get four months plus $4,000 in baby cash. Google offers an 18-week paid leave for new mothers, seven weeks for new fathers. Second to Netflix is the former Parnassus portfolio company Adobe, which introduced a 26-week paid leave.

It was a long time coming. The United States is the only country in the advanced industrial world where the government does not mandate paid maternity leave. I first learned about this void in 1986 when I inaugurated the Working Mother list of the Best Companies for Working Mothers. I quickly discovered that there was hardly any company that specifically offered maternity leave. It was available through short-term disability insurance – 6 weeks for a standard procedure, 8 weeks for a Caesarian – and it often was only partial pay. In other words, giving birth to a child is treated the same way as a broken arm.

Working Mother’s 30th anniversary issue was published at the end of September, crammed with mini-profiles of work/family programs in place at 100 companies, from management consultant A.T. Kearney to insurance provider Zurich North America. It represents quite a transformation from the meager landscape of 1986, when we could find only 30 companies worthy of recognition. It took us until 1992 to reach 100.

As usual, the Working Mother 100 is peppered with Parnassus portfolio companies, ten this year including Accenture, American Express, Capital One, Cardinal Health, First Horizon, IBM, Intel, MasterCard, Novartis and Procter & Gamble. These companies differ from the rest of corporate America, make no mistake about that. In a table in its current issue, Working Mother editors contrast some differences. Only 17% of all U.S. companies offer paid paternity leave, compared to 90% of the Working Mother roster; only 21% of all firms have on-site fitness centers compared to 88%; only 17% offer adoption assistance against 93%; only 3% have concierge services compared to 46% for the Working Mother 100. Procter & Gamble, a holding of our Parnassus Core Equity Fund, is unique in having five women on its 13-person board of directors.

It’s not every day that a magazine like Fortune invents a new list, but it happened in September when it debuted its first ever Change the World list recognizing 50 companies for making “significant progress in addressing major social problems as part of their core business strategy.” Explaining why it has gone down this route, the editor of Fortune, Alan Murray said: “It is based on our belief that capitalism should not be just tolerated but celebrated for its power to do good. At a time when governments are flailing, its powers are needed more than ever.”

Eleven companies from our portfolios – Google, Cisco Systems, Novartis, MasterCard, Alibaba, IBM, CVS Health, Whole Foods Market, Intel, Ecolab and Waste Management – make the first installment of this list. There are some surprises. Toyota is in third place for its contribution to clean air by introducing the world’s first mass-market hybrid, the Prius. Walmart captures fourth place for leaning on suppliers to eliminate waste and build sustainability into their operations. Walmart now gets 26% of its electricity from renewable sources.

However, the company that gets the most attention in this latest Fortune roundup is Whole Foods Market, ranked 30th on the list for “raising the bar for every American grocer.” There is an eight-page profile of founder John Mackey, who is on a crusade to get Americans to eat healthier foods. Attacks on Whole Foods go viral, says Mackey, “because people are eager to believe bad things about Whole Foods so it doesn’t disrupt their mental model” of business as selfish and greedy.

In 2006, Mackey reduced his salary to $1 a year. No one at Whole Foods is allowed to make more than 19 times the average pay in the company.

Quarterly Report • Q3 2015	PARNASSUS FUNDS

No sooner was the Fortune issue off press than news broke that Whole Foods, which has 91,000 employees in more than 400 stores, announced that it was laying off 1,500 workers as a cost-cutting move. The company said it would be careful to do this in a respectful manner. Team members would continue to be paid for eight weeks while they decided on their next move. They will get generous severance pay, based on tenure, and they will be given the opportunity to apply for open jobs in other parts of the company. More than 100 new stores are currently in development.

Jagdeep Singh Bachher, chief investment officer of the University of California regents, reported that over the last few months, the university has sold all of its remaining holdings in coal mining and oil-sands-focused companies. The move was prompted by concerns about climate change. Bachher explained: “In our view, institutions that ignore societal values in their investment strategy imperil their bottom line – today and for years to come.”

Mondelez, whose brands include Cadbury and Oreos, said that in five years healthy snacks will comprise half of its food revenues (up from one-third today)…PepsiCo began sweetening its diet drinks with saccharin in 1963. In 1983, it switched to aspartame. Now it’s replacing the aspartame in Diet Pepsi with other chemicals, sucralose and acesulfame…Allergan, the Dublin-based pharmaceutical company, launched a campaign called “ActuallySheCan,” a program to educate and motivate millennial women to achieve their full potential, socially and professionally.

Milton Moskowitz is the co-author of the Fortune magazine survey “The 100 Best Companies to Work For” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS FUND

Portfolio of Investments as of September 30, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,300,000	Altera Corp.	65,104,000	50.08	9.0%
550,000	Motorola Solutions Inc.	37,609,000	68.38	5.2%
1,225,000	Intel Corp.	36,921,500	30.14	5.1%
1,000,000	Whole Foods Market Inc.	31,650,000	31.65	4.4%
210,000	International Business Machines Corp.	30,443,700	144.97	4.2%
400,000	American Express Co.	29,652,000	74.13	4.1%
1,200,000	Ciena Corp.	24,864,000	20.72	3.4%
800,000	Air Lease Corp.	24,736,000	30.92	3.4%
1,650,000	Applied Materials Inc.	24,238,500	14.69	3.4%
80,000	Allergan plc	21,744,800	271.81	3.0%
450,000	Expeditors International of Washington Inc.	21,172,500	47.05	2.9%
775,000	EZchip Semiconductor Ltd.	19,499,000	25.16	2.7%
680,000	Charles Schwab Corp.	19,420,800	28.56	2.7%
750,000	Essent Group Ltd.	18,637,500	24.85	2.6%
600,000	Progressive Corp.	18,384,000	30.64	2.5%
450,000	Thomson Reuters Corp.	18,117,000	40.26	2.5%
325,000	QUALCOMM Inc.	17,462,250	53.73	2.4%
250,000	Citrix Systems Inc.	17,320,000	69.28	2.4%
175,000	Gilead Sciences Inc.	17,183,250	98.19	2.4%
300,000	SanDisk Corp.	16,299,000	54.33	2.3%
25,000	Google Inc., Class A	15,959,250	638.37	2.2%
350,000	Mondelez International Inc., Class A	14,654,500	41.87	2.0%
1,050,000	Redwood Trust Inc.	14,532,000	13.84	2.0%
200,000	Capital One Financial Corp.	14,504,000	72.52	2.0%
800,000	Trimble Navigation Ltd.	13,136,000	16.42	1.8%
250,000	Wells Fargo & Co.	12,837,500	51.35	1.8%
500,000	Axalta Coating Systems Ltd.	12,670,000	25.34	1.8%
80,000	Perrigo Co. plc	12,581,600	157.27	1.7%
55,000	W.W. Grainger Inc.	11,825,550	215.01	1.6%
800,000	First Horizon National Corp.	11,344,000	14.18	1.6%
200,000	Pentair plc	10,208,000	51.04	1.4%
65,000	FedEx Corp.	9,358,700	143.98	1.3%
450,000	Potash Corporation of Saskatchewan Inc.	9,247,500	20.55	1.3%
175,000	Plantronics Inc.	8,898,750	50.85	1.2%
250,000	PayPal Holdings Inc.	7,760,000	31.04	1.1%
100,000	Deere & Co.	7,400,000	74.00	1.0%
100,000	Genesee & Wyoming Inc., Class A	5,908,000	59.08	0.8%
500,000	Belmond Ltd.	5,055,000	10.11	0.7%
50,000	Lam Research Corp.	3,266,500	65.33	0.4%
25,000	Autodesk Inc.	1,103,500	44.14	0.2%

	Total investment in equities	712,709,150		98.5%
	Total short-term securities	12,675,712		1.8%

	Other assets and liabilities	(1,917,627)		(0.3%)

	Total net assets	723,467,235		100.0%

	Net asset value as of September 30, 2015
	Investor shares	$46.52
	Institutional shares	$46.55

Quarterly Report • Q3 2015	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of September 30, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

8,962,852	Motorola Solutions Inc.	612,879,820	68.38	5.5%
6,105,878	Danaher Corp.	520,281,864	85.21	4.6%
10,709,214	Mondelez International Inc., Class A	448,394,790	41.87	4.0%
5,444,500	Procter & Gamble Co.	391,677,330	71.94	3.5%
12,500,000	Intel Corp.	376,750,000	30.14	3.4%
3,808,270	United Parcel Service Inc., Class B	375,838,166	98.69	3.3%
3,500,000	Gilead Sciences Inc.	343,665,000	98.19	3.1%
6,500,003	Pentair plc	331,760,153	51.04	3.0%
10,543,000	Iron Mountain Inc.	327,043,860	31.02	2.9%
9,945,000	Xylem Inc.	326,693,250	32.85	2.9%
1,165,400	Allergan plc	316,767,374	271.81	2.8%
3,205,979	CVS Health Corp.	309,312,854	96.48	2.8%
3,265,000	PepsiCo Inc.	307,889,500	94.30	2.7%
7,864,354	Sysco Corp.	306,473,875	38.97	2.7%
2,750,000	Apple Inc.	303,325,000	110.30	2.7%
8,000,000	National Oilwell Varco Inc.	301,200,000	37.65	2.7%
7,475,805	Thomson Reuters Corp.	300,975,909	40.26	2.7%
480,572	Google Inc., Class C	292,389,616	608.42	2.6%
2,858,089	Praxair Inc.	291,124,946	101.86	2.6%
9,978,431	Charles Schwab Corp.	284,983,989	28.56	2.5%
3,460,000	Verisk Analytics Inc.	255,728,600	73.91	2.3%
1,600,397	Perrigo Co. plc	251,694,436	157.27	2.2%
2,750,000	MasterCard Inc., Class A	247,830,000	90.12	2.2%
16,200,000	Applied Materials Inc.	237,978,000	14.69	2.1%
12,028,340	Shaw Communications Inc., Class B	233,349,796	19.40	2.1%
2,450,000	Novartis AG (ADR)	225,204,000	91.92	2.0%
7,229,633	PayPal Holdings Inc.	224,407,808	31.04	2.0%
4,400,000	Waste Management Inc.	219,164,000	49.81	2.0%
2,153,000	Accenture plc, Class A	211,553,780	98.26	1.9%
4,800,000	Patterson Companies Inc.	207,600,000	43.25	1.9%
8,415,633	eBay Inc.	205,678,071	24.44	1.8%
2,500,000	McCormick & Co.	205,450,000	82.18	1.8%
10,435,608	Questar Corp.	202,555,151	19.41	1.8%
11,500,000	MDU Resources Group Inc.	197,800,000	17.20	1.8%
2,075,303	Compass Minerals International Inc.	162,641,496	78.37	1.4%
225,000	Google Inc., Class A	143,633,250	638.37	1.3%
1,692,272	Deere & Co.	125,228,128	74.00	1.1%
1,220,000	WD-40 Co.	108,665,400	89.07	1.0%
2,325,000	Northwest Natural Gas Co.	106,578,000	45.84	0.9%
700,270	AGL Resources Inc.	42,744,483	61.04	0.4%

	Total investment in equities	10,884,911,695		97.0%
	Total short-term securities	393,546,324		3.5%

	Other assets and liabilities	(56,137,046)		(0.5%)

	Total net assets	11,222,320,973		100.0%

	Net asset value as of September 30, 2015
	Investor shares	$38.32
	Institutional shares	$38.38

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of September 30, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

3,300,000	Altera Corp.	165,264,000	50.08	13.1%
2,200,000	Intel Corp.	66,308,000	30.14	5.3%
4,100,000	Applied Materials Inc.	60,229,000	14.69	4.8%
1,875,000	Whole Foods Market Inc.	59,343,750	31.65	4.7%
800,000	American Express Co.	59,304,000	74.13	4.7%
1,100,000	QUALCOMM Inc.	59,103,000	53.73	4.7%
400,000	International Business Machines Corp.	57,988,000	144.97	4.6%
1,000,000	SanDisk Corp.	54,330,000	54.33	4.3%
675,000	Deere & Co.	49,950,000	74.00	4.0%
210,000	W.W. Grainger Inc.	45,152,100	215.01	3.6%
650,000	Citrix Systems Inc.	45,032,000	69.28	3.6%
1,900,000	Ciena Corp.	39,368,000	20.72	3.1%
875,000	Autodesk Inc.	38,622,500	44.14	3.1%
800,000	Expeditors International of Washington Inc.	37,640,000	47.05	3.0%
700,000	Wells Fargo & Co.	35,945,000	51.35	2.9%
220,000	Perrigo Co. plc	34,599,400	157.27	2.8%
1,100,000	Charles Schwab Corp.	31,416,000	28.56	2.5%
900,000	Roche Holdings Ltd. (ADR)	29,655,000	32.95	2.4%
400,000	C.H. Robinson Worldwide Inc.	27,112,000	67.78	2.2%
240,000	Cummins Inc.	26,059,200	108.58	2.1%
40,000	Google Inc., Class A	25,534,800	638.37	2.0%
250,000	Gilead Sciences Inc.	24,547,500	98.19	1.9%
1,100,000	Shaw Communications Inc., Class B	21,340,000	19.40	1.7%
300,000	Lam Research Corp.	19,599,000	65.33	1.6%
350,000	Plantronics Inc.	17,797,500	50.85	1.4%
1,200,000	First Horizon National Corp.	17,016,000	14.18	1.3%
500,000	PayPal Holdings Inc.	15,520,000	31.04	1.2%
200,000	Capital One Financial Corp.	14,504,000	72.52	1.1%
140,000	Novartis AG (ADR)	12,868,800	91.92	1.0%
300,000	Mondelez International Inc., Class A	12,561,000	41.87	1.0%
500,000	eBay Inc.	12,220,000	24.44	1.0%
140,000	Procter & Gamble Co.	10,071,600	71.94	0.8%

	Total investment in equities	1,226,001,150		97.5%
	Total short-term securities	49,479,635		3.9%

	Other assets and liabilities	(17,794,785)		(1.4%)

	Total net assets	1,257,686,000		100.0%

	Net asset value as of September 30, 2015
	Investor shares	$29.05
	Institutional shares	$29.08

Quarterly Report • Q3 2015	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of September 30, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

346,604	Motorola Solutions Inc.	23,700,782	68.38	4.5%
404,095	SEI Investments Co.	19,489,502	48.23	3.7%
1,372,926	First Horizon National Corp.	19,468,091	14.18	3.7%
590,000	Iron Mountain Inc.	18,301,800	31.02	3.5%
450,000	Sysco Corp.	17,536,500	38.97	3.4%
220,000	Cardinal Health Inc.	16,900,400	76.82	3.2%
511,628	Xylem Inc.	16,806,980	32.85	3.2%
190,000	Fiserv Inc.	16,455,900	86.61	3.1%
405,000	Thomson Reuters Corp.	16,305,300	40.26	3.1%
205,567	Compass Minerals International Inc.	16,110,286	78.37	3.1%
358,384	Patterson Companies Inc.	15,500,108	43.25	3.0%
302,500	Pentair plc	15,439,600	51.04	3.0%
305,078	Waste Management Inc.	15,195,935	49.81	2.9%
290,000	DENTSPLY International Inc.	14,665,300	50.57	2.8%
996,438	Applied Materials Inc.	14,637,674	14.69	2.8%
845,000	MDU Resources Group Inc.	14,534,000	17.20	2.8%
314,749	Autodesk Inc.	13,893,021	44.14	2.7%
344,890	First American Financial Corp.	13,474,852	39.07	2.6%
168,416	Verisk Analytics Inc.	12,447,627	73.91	2.4%
772,500	Calgon Carbon Corp.	12,035,550	15.58	2.3%
598,289	Questar Corp.	11,612,789	19.41	2.2%
224,338	Expeditors International of Washington Inc.	10,555,103	47.05	2.0%
123,276	McCormick & Co.	10,130,822	82.18	1.9%
229,895	Insperity Inc.	10,099,287	43.93	1.9%
394,453	Essent Group Ltd.	9,802,157	24.85	1.9%
158,000	Cameron International Corp.	9,688,560	61.32	1.9%
195,900	Synopsys Inc.	9,046,662	46.18	1.7%
57,000	Perrigo Co. plc	8,964,390	157.27	1.7%
193,500	Northwest Natural Gas Co.	8,870,040	45.84	1.7%
270,000	Charles Schwab Corp.	7,711,200	28.56	1.5%
395,000	Shaw Communications Inc., Class B	7,663,000	19.40	1.5%
125,000	AGL Resources Inc.	7,630,000	61.04	1.5%
57,500	Teleflex Inc.	7,142,075	124.21	1.4%
70,000	Equifax Inc.	6,802,600	97.18	1.3%
258,895	Axalta Coating Systems Ltd.	6,560,399	25.34	1.3%
70,000	Group 1 Automotive Inc.	5,960,500	85.15	1.1%
95,000	Regal Beloit Corp.	5,362,750	56.45	1.0%
170,000	Air Lease Corp.	5,256,400	30.92	1.0%
485,000	Belmond Ltd.	4,903,350	10.11	0.9%
94,500	Energen Corp.	4,711,770	49.86	0.9%
82,924	Plantronics Inc.	4,216,685	50.85	0.8%
75,000	Sotheby’s	2,398,500	31.98	0.5%
21,000	Ecolab Inc.	2,304,120	109.72	0.4%
19,243	Intuit Inc.	1,707,816	88.75	0.3%
191,048	GenMark Diagnostics Inc.	1,503,548	7.87	0.3%

	Total investment in equities	493,503,731		94.4%
	Total short-term securities	36,471,235		7.0%

	Other assets and liabilities	(6,919,221)		(1.4%)

	Total net assets	523,055,745		100.0%

	Net asset value as of September 30, 2015
	Investor shares	$25.86
	Institutional shares	$25.91

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2015 (unaudited)

Shares	Australia Equities	Market Value ($)	Per Share	Percent of Net Assets

41,000	Brambles Ltd.	281,608	6.87	3.1%

	Total investment in Australia equities	281,608		3.1%

Shares	China Equities	Market Value ($)	Per Share	Percent of Net Assets

12,950	Altera Corp.	648,536	50.08	7.0%
6,000	Alibaba Group Holding Ltd. (ADR)	353,820	58.97	3.8%
10,500	Air Lease Corp.	324,660	30.92	3.5%
6,000	QUALCOMM Inc.	322,380	53.73	3.5%
4,000	Expeditors International of Washington Inc.	188,200	47.05	2.1%

	Total investment in China equities	1,837,596		19.9%

Shares	Hong Kong Equities	Market Value ($)	Per Share	Percent of Net Assets

450,000	Sun Art Retail Group Ltd.	346,101	0.77	3.7%
640,000	SITC International Holdings Co., Ltd.	309,987	0.48	3.4%
360,000	Lenovo Group Ltd.	304,333	0.85	3.3%
284,000	China Minsheng Banking Corp., Ltd.	263,241	0.93	2.8%
250,000	Want Want China Holdings Ltd.	205,923	0.82	2.2%
55,000	Television Broadcasts Ltd.	183,538	3.34	2.0%
100,000	HKBN Ltd.	115,744	1.16	1.3%
150,000	Greatview Aseptic Packaging Co., Ltd.	70,037	0.47	0.7%

	Total investment in Hong Kong equities	1,798,904		19.4%

Shares	Indonesia Equities	Market Value ($)	Per Share	Percent of Net Assets

450,000	PT Bank Rakyat Indonesia (Persero)	266,443	0.59	2.9%
3,951,300	PT Asuransi Multi Artha Guna	102,670	0.03	1.1%

	Total investment in Indonesia equities	369,113		4.0%

Shares	Japan Equities	Market Value ($)	Per Share	Percent of Net Assets

27,000	Rakuten Inc.	345,155	12.78	3.7%
8,000	Linear Technology Corp.	322,800	40.35	3.5%
13,000	KDDI Corp.	291,005	22.38	3.1%
16,000	USS Co., Ltd.	266,135	16.63	2.9%

Quarterly Report • Q3 2015	PARNASSUS FUNDS

Shares	Japan Equities	Market Value ($)	Per Share	Percent of Net Assets

16,000	Kakaku.com Inc.	259,868	16.24	2.8%
7,000	OMRON Corp.	210,733	30.10	2.3%

	Total investment in Japan equities	1,695,696		18.3%

Shares	Philippines Equities	Market Value ($)	Per Share	Percent of Net Assets

613,800	Manila Water Co.	284,878	0.46	3.1%

	Total investment in Philippines equities	284,878		3.1%

Shares	Singapore Equities	Market Value ($)	Per Share	Percent of Net Assets

310,000	OSIM International Ltd.	354,485	1.14	3.8%

	Total investment in Singapore equities	354,485		3.8%

Shares	South Korea Equities	Market Value ($)	Per Share	Percent of Net Assets

425	Samsung Electronics Co., Ltd.	407,837	959.62	4.4%

	Total investment in South Korea equities	407,837		4.4%

Shares	Taiwan Equities	Market Value ($)	Per Share	Percent of Net Assets

12,000	Hermes Microvision Inc.	456,631	38.05	4.9%
24,000	Applied Materials Inc.	352,560	14.69	3.8%
281,400	Lite-On Technology Corp.	258,797	0.92	2.8%
129,000	Chailease Holding Co., Ltd.	202,475	1.57	2.2%
5,000	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	103,749	20.75	1.2%

	Total investment in Taiwan equities	1,374,212		14.9%

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2015 (unaudited) (continued)

Shares	Thailand Equities	Market Value ($)	Per Share	Percent of Net Assets

250,000	Thanachart Capital Public Co., Ltd.	218,236	0.87	2.4%

	Total investment in Thailand equities	218,236		2.4%
	Total investment in equities	8,622,565		93.3%
	Total short-term securities	490,936		5.3%

	Other assets and liabilities	132,701		1.4%

	Total net assets	9,246,202		100.0%

	Net asset value as of September 30, 2015
	Investor shares	$13.77
	Institutional shares	$13.79

Quarterly Report • Q3 2015	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2015 (unaudited)

Principal Amount ($)	Commercial Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,500,000	JP Morgan Mortgage Trust Series 2011-C4, Class A3, 4.11%, due 07/15/2046	1,583,007	105.53	0.8%
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046	1,093,539	109.35	0.6%
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063	1,034,659	103.47	0.6%
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046	1,027,793	102.78	0.6%
986,086	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044	996,889	101.10	0.5%
907,982	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022	948,867	104.50	0.5%
373,099	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047	374,548	100.39	0.2%

	Total investment in commercial
	mortgage-backed securities	7,059,302		3.8%

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,250,000	Intel Corp. 2.95%, due 12/15/2035	1,517,969	121.44	0.8%
1,000,000	Microchip Technology Inc. 1.63%, due 02/15/2025	956,875	95.69	0.5%
550,000	Exelixis Inc. 4.25%, due 08/15/2019	663,781	120.69	0.4%

	Total investment in convertible bonds	3,138,625		1.7%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,050,000	Pentair Finance SA 3.15%, due 09/15/2022	3,829,008	94.54	2.1%
3,500,000	Nordstrom Inc. 4.00%, due 10/15/2021	3,738,189	106.81	2.0%
3,700,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	3,686,366	99.63	2.0%
3,300,000	Discover Financial Services 5.20%, due 04/27/2022	3,520,499	106.68	1.9%

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2015 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

3,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022	3,259,242	93.12	1.7%
3,000,000	Hanesbrands Inc. 6.38%, due 12/15/2020	3,105,000	103.50	1.7%
3,000,000	Juniper Networks Inc. 4.50%, due 03/15/2024	3,021,741	100.72	1.6%
3,000,000	Costco Wholesale Corp. 2.25%, due 02/15/2022	2,971,890	99.06	1.6%
3,000,000	FedEx Corp. 2.70%, due 04/15/2023	2,888,484	96.28	1.5%
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023	2,652,305	106.09	1.4%
2,570,000	Cameron International Corp. 3.60%, due 04/30/2022	2,590,175	100.79	1.4%
2,200,000	Autodesk Inc. 4.38%, due 06/15/2025	2,206,002	100.27	1.2%
2,100,000	Cardinal Health Inc. 1.90%, due 06/15/2017	2,116,019	100.76	1.1%
2,000,000	Corning Inc. 3.70%, due 11/15/2023	2,088,630	104.43	1.1%
2,000,000	Burlington Northern Santa Fe Corp. 3.85%, due 09/01/2023	2,076,080	103.80	1.1%
2,000,000	Gilead Sciences Inc. 3.70%, due 04/01/2024	2,046,532	102.33	1.1%
2,000,000	Cisco Systems Inc. 5.50%, due 02/22/2016	2,038,436	101.92	1.1%
2,000,000	Waste Management Inc. 3.50%, due 05/15/2024	2,028,920	101.45	1.1%
2,000,000	Applied Materials Inc. 2.65%, due 06/15/2016	2,027,550	101.38	1.1%
2,000,000	Wells Fargo & Co. 4.10%, due 06/03/2026	2,018,200	100.91	1.1%
2,000,000	CVS Health Corp. 3.38%, due 08/12/2024	2,009,618	100.48	1.1%
2,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	2,005,666	100.28	1.1%
2,000,000	Regency Centers LP 3.75%, due 06/15/2024	2,001,146	100.06	1.1%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,000,000	100.00	1.1%
2,000,000	Perrigo Finance plc 3.90%, due 12/15/2024	1,969,806	98.49	1.1%
2,000,000	PepsiCo Inc. 2.75%, due 04/30/2025	1,937,866	96.89	1.0%
1,500,000	Ecolab Inc. 4.35%, due 12/08/2021	1,623,186	108.21	0.9%
1,397,882	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,565,628	112.00	0.8%
1,500,000	United Rentals North America Inc. 6.13%, due 06/15/2023	1,495,313	99.69	0.8%

Quarterly Report • Q3 2015	PARNASSUS FUNDS

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,100,000	CVS Health Corp. 6.25%, due 06/01/2027	1,317,735	119.79	0.7%
1,060,000	Burlington Northern Santa Fe Corp. 6.15%, due 05/01/2037	1,271,321	119.94	0.7%
1,000,000	CVS Health Corp. 5.13%, due 07/20/2045	1,074,953	107.50	0.6%
1,000,000	Burlington Northern Santa Fe Corp. 4.90%, due 04/01/2044	1,037,503	103.75	0.5%
1,000,000	Autodesk Inc. 3.60%, due 12/15/2022	999,245	99.92	0.5%
1,000,000	Apple Inc. 4.38%, due 05/13/2045	990,019	99.00	0.5%

	Total investment in corporate bonds	77,208,273		41.4%

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,680,498	Freddie Mac Pool A93451 4.50%, due 08/01/2040	1,825,589	108.63	1.0%
1,595,463	Freddie Mac Pool C91754 4.50%, due 02/01/2034	1,740,001	109.06	0.9%
1,483,521	Fannie Mae Pool AH6275 4.50%, due 04/01/2041	1,612,143	108.67	0.9%
1,457,592	Fannie Mae Pool AL0393 4.50%, due 06/01/2041	1,597,456	109.60	0.9%
1,474,949	Freddie Mac Pool A90225 4.00%, due 12/01/2039	1,573,526	106.68	0.8%
1,458,850	Fannie Mae Pool MA2177 4.00%, due 02/01/2035	1,572,043	107.76	0.8%
1,444,540	Freddie Mac Pool Q22416 4.00%, due 10/01/2043	1,541,115	106.69	0.8%
1,467,508	Fannie Mae Pool AS4455 3.50%, due 02/01/2045	1,532,821	104.45	0.8%
1,347,140	Fannie Mae Pool AH7196 4.50%, due 03/01/2041	1,465,215	108.76	0.8%
1,327,511	Fannie Mae Pool AV0971 3.50%, due 08/01/2026	1,404,624	105.81	0.8%
1,290,821	Fannie Mae Pool 926115 4.50%, due 04/01/2039	1,402,491	108.65	0.8%
1,339,792	Fannie Mae Pool AQ2925 3.50%, due 01/01/2043	1,401,235	104.59	0.8%
1,144,626	Fannie Mae Pool AI8483 4.50%, due 07/01/2041	1,244,355	108.71	0.7%
1,108,280	Fannie Mae Pool AD4296 5.00%, due 04/01/2040	1,225,235	110.55	0.7%
1,082,256	Fannie Mae Pool AS1587 4.50%, due 01/01/2044	1,175,099	108.58	0.6%

PARNASSUS FUNDS	Quarterly Report • Q3 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2015 (unaudited) (continued)

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,078,683	Freddie Mac Pool V60523 3.00%, due 04/01/2029	1,127,383	104.51	0.6%
974,574	Freddie Mac Pool C91764 3.50%, due 05/01/2034	1,029,306	105.62	0.6%
907,917	Fannie Mae Pool AS0576 5.00%, due 09/01/2043	1,000,010	110.14	0.5%
895,771	Fannie Mae Pool AS1130 4.50%, due 11/01/2043	972,375	108.55	0.5%
894,353	Fannie Mae Pool AK3103 4.00%, due 02/01/2042	960,054	107.35	0.5%
892,901	Fannie Mae Pool AX1326 3.50%, due 09/01/2029	943,489	105.67	0.5%
860,878	Freddie Mac Pool C91762 4.50%, due 04/01/2034	938,526	109.02	0.5%
871,403	Ginnie Mae II Pool MA2522 4.00%, due 01/20/2045	928,457	106.55	0.5%
845,451	Fannie Mae Pool AL0215 4.50%, due 04/01/2041	919,404	108.75	0.5%
834,675	Fannie Mae Pool 931065 4.50%, due 05/01/2039	912,654	109.34	0.5%
859,630	Fannie Mae Pool MA1607 3.00%, due 10/01/2033	893,159	103.90	0.5%
821,575	Fannie Mae Pool MA0695 4.00%, due 04/01/2031	885,472	107.78	0.5%
811,049	Freddie Mac Pool G30672 3.50%, due 07/01/2033	858,354	105.83	0.5%
759,164	Freddie Mac Pool G05514 5.00%, due 06/01/2039	839,609	110.60	0.4%
758,860	Freddie Mac Pool G14809 3.00%, due 07/01/2028	791,433	104.29	0.4%
731,410	Freddie Mac Pool G07426 4.00%, due 06/01/2043	780,178	106.67	0.4%
705,721	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041	767,571	108.76	0.4%
692,435	Fannie Mae Pool MA0844 4.50%, due 08/01/2031	758,327	109.52	0.4%
704,387	Freddie Mac Pool E02746 3.50%, due 11/01/2025	744,824	105.74	0.4%
697,639	Fannie Mae Pool AD5108 3.50%, due 12/01/2025	738,342	105.83	0.4%
627,199	Fannie Mae Pool AH0973 4.00%, due 12/01/2025	668,843	106.64	0.3%
625,905	Freddie Mac Pool G14820 3.50%, due 12/01/2026	661,871	105.75	0.3%
617,113	Fannie Mae Pool 931739 4.00%, due 08/01/2024	650,663	105.44	0.3%

	Total investment in federal agency mortgage-backed securities	42,083,252		22.5%

Quarterly Report • Q3 2015	PARNASSUS FUNDS

Principal Amount ($)	Supranational Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	International Finance Corp. 0.50%, due 05/16/2016	5,001,040	100.02	2.7%
2,000,000	European Bank for Reconstruction & Development 1.63%, due 04/10/2018	2,022,390	101.12	1.1%

	Total investment in supranational bonds	7,023,430		3.8%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,000,000	U.S. Treasury 2.75%, due 11/15/2023	4,258,644	106.47	2.3%
4,000,000	U.S. Treasury 2.50%, due 05/15/2024	4,166,564	104.16	2.2%
4,000,000	U.S. Treasury 2.25%, due 11/15/2024	4,074,792	101.87	2.2%
4,000,000	U.S. Treasury 0.88%, due 11/15/2017	4,014,168	100.35	2.2%
4,000,000	U.S. Treasury 0.38%, due 11/15/2015	4,001,016	100.03	2.1%
3,000,000	U.S. Treasury 1.50%, due 07/31/2016	3,028,593	100.95	1.6%
3,000,000	U.S. Treasury 0.50%, due 09/30/2016	3,003,009	100.10	1.6%
3,000,000	U.S. Treasury 0.63%, due 06/30/2017	3,001,719	100.06	1.6%
2,000,000	U.S. Treasury 2.75%, due 02/15/2024	2,125,624	106.28	1.1%
2,000,000	U.S. Treasury 1.75%, due 05/31/2016	2,019,974	101.00	1.1%
2,000,000	U.S. Treasury 2.13%, due 05/15/2025	2,012,032	100.60	1.1%
2,000,000	U.S. Treasury 1.75%, due 05/15/2023	1,982,968	99.15	1.0%
1,139,180	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	1,259,195	110.54	0.7%
1,000,000	U.S. Treasury 2.00%, due 02/15/2025	996,094	99.61	0.5%

	Total investment in U.S. government treasury bonds	39,944,392		21.3%
	Total long-term investments	176,457,274		94.5%
	Total short-term securities	9,458,508		5.1%

	Other assets and liabilities	754,432		0.4%

	Total net assets	186,670,214		100.0%

	Net asset value as of September 30, 2015
	Investor shares	$16.57
	Institutional shares	$16.56

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